                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 21, 1999
                                                  ----------------------
(December 21, 1999)
-------------------

                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-19656                36-3939651
 (State or other jurisdiction of   (Commission File        (I.R.S. Employer
          incorporation)                Number)             Identification No.)

                             -----------------------

    2001 Edmund Halley Drive, Reston, Virginia                     20191
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (703) 433-4000
                                                    ------------------------




          (Former name or former address, if changed since last report)
          -------------------------------------------------------------


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Item 5.  Other Events.

        On December 21, 1999, Nextel Communications, Inc. ("Nextel") filed with the Federal Communications Commission a Petition for Expedited Declaratory Ruling (the "Petition"), together with an attached term sheet outlining a potential process for resolving the bankruptcy cases involving NextWave Telecom Inc. and its affiliates (the "Term Sheet"). Copies of the Proposal and the Term Sheet are filed herewith as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Business Acquired.
                      Not applicable.

        (b)    Pro Forma Financial Information.
                      Not applicable.

        (c)    Exhibits.

        Exhibit No.   Exhibit Description
        -----------   -------------------

            99.1          Petition for Expedited Declaratory Ruling, dated
                          December 21, 1999.

            99.2          Form of Term Sheet.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEXTEL COMMUNICATIONS, INC.

Date: December 21, 1999                     By: /s/ Thomas J.Sidman
                                                ------------------------------
                                                Thomas J. Sidman
                                                Senior Vice President and
                                                General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                  Exhibit Description
-----------                  -------------------
    99.1                  Petition for Expedited Declaratory Ruling, dated
                          December 21, 1999.

    99.2                  Form of Term Sheet.
